Exhibit 99.1

FORM 4 CONTINUATION SHEET – JOINT FILER INFORMATION

This Form 4 is filed jointly by Ares Corporate Opportunities Fund, L.P., ACOF EXCO, L.P., ACOF EXCO 892 Investors, L.P., ACOF Management, L.P., ACOF Operating Manager, L.P., Ares Corporate Opportunities Fund II, L.P., Ares EXCO, L.P., Ares EXCO 892 Investors, L.P., ACOF Management II, L.P., ACOF Operating Manager II, L.P., Ares Management LLC and Ares Partners Management Company, LLC (collectively, the “Ares Entities”).  The principal business address of each of the Ares Entities is 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

Name of Designated Filer: Ares Corporate Opportunities Fund, L.P.

Date of Event Requiring Statement: September 6, 2007

Issuer Name and Ticker or Trading Symbol: EXCO Resources, Inc. (XCO)

IN WITNESS WHEREOF, the undersigned hereby attach their signatures to this Exhibit 99.1 to the Statement of Form 4 as of September 10, 2007.

ARES CORPORATE OPPORTUNITIES FUND, L.P.

BY: ACOF OPERATING MANAGER, L.P.
Its Manager

By:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

ACOF EXCO, L.P.

BY: ACOF MANAGEMENT, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER, L.P.
Its General Partner

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory

ACOF EXCO 892 INVESTORS, L.P.

BY: ACOF MANAGEMENT, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER, L.P.
Its General Partner

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory

ACOF MANAGEMENT, L.P.

BY: ACOF OPERATING MANAGER, L.P.
Its General Partner

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory

ACOF OPERATING MANAGER, L.P.

By:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

ARES CORPORATE OPPORTUNITIES FUND II, L.P.

BY: ACOF OPERATING MANAGER II, L.P.
Its Manager

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory

ARES EXCO, L.P.

BY: ACOF MANAGEMENT II, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER II, L.P.
Its General Partner

		By:	/s/ Joshua M. Bloomstein
		Name:	Joshua M. Bloomstein
		Title:	Authorized Signatory

ARES EXCO 892 INVESTORS, L.P.

BY: ACOF MANAGEMENT II, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER II, L.P.
Its General Partner

		By:	/s/ Joshua M. Bloomstein
		Name:	Joshua M. Bloomstein
		Title:	Authorized Signatory

ACOF MANAGEMENT II, L.P.

BY: ACOF OPERATING MANAGER II, L.P.
Its General Partner

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory

ACOF OPERATING MANAGER II, L.P.

By:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

ARES MANAGEMENT LLC

By:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

ARES PARTNERS MANAGEMENT COMPANY LLC

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory